<SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

IRWIN FINANCIAL CORPORATION
EMPLOYEES' SAVINGS PLAN
(full title of the Plan)
Commission File No. 33-32783

IRWIN MORTGAGE CORPORATION RETIREMENT
AND PROFIT SHARING PLAN
(full title of the Plan)
Commission File No. 33-25931

IRWIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation)	0-6835 (Commission File Number)	35-1286807 (I.R.S. Employer Identification No.)

500 Washington Street
Columbus, Indiana 47201

(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code: (812) 376-1909

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

As previously reported, on February 9, 2006, the Audit and Risk Management Committee of Irwin Financial Corporation (the "Corporation"), voted to invite several independent registered public accounting firms, including PricewaterhouseCoopers LLP, the Corporation's current independent registered public accounting firm, to submit proposals for auditing the Corporation's consolidated financial statements for the fiscal year ending December 31, 2006 as part of the Committee's periodic review of external audit services.

Also as previously reported, on February 18, 2006, PricewaterhouseCoopers LLP ("PwC") informed the Corporation that PwC had chosen not to be considered for reappointment as the Corporation's independent registered public accounting firm upon completion of PwC's procedures for the Corporation's consolidated financial statements for the fiscal year ended December 31, 2005 and the Form 10-K in which such financial statements will be included.

In light of PwC's decision not to stand for reappointment referred to above, on February 22, 2006, PwC informed the Corporation that it declined to be considered for reappointment as the independent registered public accounting firm to audit the Irwin Financial Corporation Employees' Savings Plan and the Irwin Mortgage Corporation Retirement and Profit Sharing Plan (together, the "Plans") for the year ended December 31, 2005.

The reports of PwC on the Plans for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were neither qualified nor modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2004 and 2003 and through February 22, 2006 there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on the Plans' financial statements for those years.

During the fiscal years ended December 31, 2004 and 2003 and through February 22, 2006 there were no reportable events under Item 304(a)(1)(v) of Regulation S-K.

The Corporation provided PwC with a copy of the above disclosure.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRWIN FINANCIAL CORPORATION (Registrant)

Date: February 28, 2006	By: /s/ Gregory F. Ehlinger __________________________________________
GREGORY F. EHLINGER Senior Vice President and Chief Financial Officer